Exhibit 22.1
Subsidiary Guarantors of Securities
As of November 30, 2023, the following subsidiaries of Lennar Corporation provided, subject to the terms of such senior notes, unconditional and irrevocable guarantees to the senior notes listed below that were issued by Lennar Corporation pursuant to offerings registered under the Securities Act of 1933, as amended:

Securities	Issuer	Subsidiary Guarantor	State of Organization
4.500% senior notes due 2024	Lennar Corporation	308 Furman, Ltd.	TX
4.750% senior notes due 2025	Lennar Corporation	360 Developers, LLC	FL
5.250% senior notes due 2026	Lennar Corporation	Ann Arundel Farms, Ltd.	TX
5.000% senior notes due 2027	Lennar Corporation	Aquaterra Utilities, Inc.	FL
4.75% senior notes due 2027	Lennar Corporation	Asbury Woods L.L.C.	IL
		Astoria Options, LLC	DE
		Autumn Creek Development, Ltd.	TX
		Aylon, LLC	DE
		Bainebridge 249, LLC	FL
		Bay Colony Expansion 369, Ltd.	TX
		BB Investment Holdings, LLC	NV
		BCI Properties, LLC	NV
		Bellagio Lennar, LLC	FL
		Belle Meade LEN Holdings, LLC	FL
		Belle Meade Partners, LLC	FL
		Black Mountain Ranch, LLC	CA
		BPH I, LLC	NV
		Bramalea California, Inc.	CA
		CalAtlantic Group, LLC	DE
		CalAtlantic Homes of Arizona, LLC	DE
		CalAtlantic Homes of Georgia, LLC	DE
		CalAtlantic Homes of Texas, LLC	DE
		CalAtlantic Homes of Washington, LLC	DE
		Cambria L.L.C.	IL
		Cary Woods, LLC	IL
		Casa Marina Development, LLC	FL
		Cherrytree II LLC	MD
		CL Ventures, LLC	FL
		Coco Palm 82, LLC	FL
		Colonial Heritage LLC	VA
		Concord Station, LLP	FL
		Coventry L.L.C.	IL
		CP Red Oak Partners, Ltd.	TX
		CP Vertical Development Co. 1, LLC	DE
		CPFE, LLC	MD

Securities	Issuer	Subsidiary Guarantor	State of Organization
		Creekside Crossing, L.L.C.	IL
		Darcy-Joliet L.L.C.	IL
		DBJ Holdings, LLC	NV
		DTC Holdings of Florida, LLC	FL
		EV, LLC	MD
		Evergreen Village, LLC	DE
		F&R QVI Home Investments USA, LLC	DE
		Faria Preserve, LLC	DE
		Fidelity Guaranty and Acceptance Corp.	DE
		Fidelity Land, LLC	FL
		FLORDADE LLC	FL
		Fox-Maple Associates, LLC	NJ
		Friendswood Development Company, LLC	TX
		Garco Investments, LLC	FL
		Greystone Construction, Inc.	AZ
		Greystone Homes of Nevada, Inc.	DE
		Greystone Nevada, LLC	DE
		Greywall Club L.L.C.	IL
		Hammocks Lennar LLC	FL
		Harveston, LLC	DE
		Haverton L.L.C.	IL
		HCC Investors, LLC	DE
		Heathcote Commons LLC	VA
		Heritage of Auburn Hills, L.L.C.	MI
		Hewitts Landing Trustee, LLC	MA
		HTC Golf Club, LLC	CO
		Inactive Companies, LLC	FL
		Independence L.L.C.	VA
		Isles at Bayshore Club, LLC	FL
		Kendall Hammocks Commercial, LLC	FL
		Lagoon Valley Residential, LLC	CA
		Lakelands at Easton, L.L.C.	MD
		LCD Asante, LLC	DE
		Lennar Associates Management Holding Company	FL
		Legends Club, LLC	FL
		Legends Golf Club, LLC	FL
		LEN Paradise Cable, LLC	FL
		LEN Paradise Operating, LLC	FL
		Len Paradise, LLC	FL
		Len X, LLC	FL

Securities	Issuer	Subsidiary Guarantor	State of Organization
		LEN — Belle Meade, LLC	FL
		LEN-CG South, LLC	FL
		Lencraft, LLC	MD
		LenFive Opco GP, LLC	DE
		LenFive Sub III, LLC	DE
		LenFive Sub Opco GP, LLC	DE
		LenFive Sub, LLC	DE
		LenFive, LLC	DE
		LENH I, LLC	FL
		Len-Hawks Point, LLC	FL
		Lennar Aircraft I, LLC	DE
		Lennar Arizona Construction, Inc.	AZ
		Lennar Arizona, LLC	AZ
		Lennar Associates Management, LLC	DE
		Lennar Avenue One, LLC	DE
		Lennar Bridges, LLC	CA
		Lennar Buffington Colorado Crossing, L.P.	TX
		Lennar Buffington Zachary Scott, L.P.	TX
		Lennar Carolinas, LLC	DE
		Lennar Central Region Sweep, Inc.	NV
		Lennar Chicago, LLC	IL
		Lennar Colorado Minerals LLC	CO
		Lennar Colorado, LLC	CO
		Lennar Communities Development, LLC	DE
		Lennar Communities Nevada, LLC	NV
		Lennar Communities of Chicago L.L.C.	IL
		Lennar Communities, Inc.	CA
		Lennar Construction, Inc.	AZ
		Lennar Courts, LLC	FL
		Lennar Developers, Inc.	FL
		Lennar Flamingo, LLC	FL
		Lennar Fresno, LLC	CA
		Lennar Gardens, LLC	FL
		Lennar Georgia, LLC	GA
		Lennar Greer Ranch Venture, LLC	CA
		Lennar Heritage Fields, LLC	CA
		Lennar Hingham Holdings, LLC	DE
		Lennar Hingham JV, LLC	DE
		Lennar Homes Holding, LLC	DE
		Lennar Homes NJ, LLC	DE
		Lennar Homes of Alabama, LLC	DE

Securities	Issuer	Subsidiary Guarantor	State of Organization
		Lennar Homes of Arizona, Inc.	AZ
		Lennar Homes of California, LLC	CA
		Lennar Homes of Idaho, LLC	DE
		Lennar Homes of Indiana, LLC	DE
		Lennar Homes of Tennessee, LLC	DE
		Lennar Homes of Texas Land and Construction, Ltd.	TX
		Lennar Homes of Texas Sales and Marketing, Ltd.	TX
		Lennar Homes of Utah, LLC	DE
		Lennar Homes, LLC	FL
		Lennar Imperial Holdings Limited Partnership	DE
		Lennar Layton, LLC	DE
		Lennar Lytle, LLC	DE
		Lennar Mare Island, LLC	CA
		Lennar Marina A Funding, LLC	DE
		Lennar Massachusetts Properties, Inc.	DE
		Lennar Middletown, LLC	NJ
		Lennar New Jersey Properties, Inc.	DE
		Lennar New York, LLC	NY
		Lennar Northeast Properties LLC	NJ
		Lennar Northwest, LLC	DE
		Lennar Pacific Properties Management, LLC	DE
		Lennar Pacific Properties, LLC	DE
		Lennar PI Acquisition, LLC	NJ
		Lennar PI Property Acquisition, LLC	NJ
		Lennar PIS Management Company, LLC	DE
		Lennar Point, LLC	NJ
		Lennar Port Imperial South, LLC	DE
		Lennar Realty, Inc.	FL
		Lennar Reno, LLC	NV
		Lennar Sacramento, Inc.	CA
		Lennar Sales Corp.	CA
		Lennar Spencer’s Crossing, LLC	DE
		Lennar Title, Inc.	MD
		Lennar Trading Company, LLC	TX
		Lennar West Valley, LLC	CA
		Lennar.com Inc.	FL
		LEN—Palm Vista, LLC	FL
		Len-Verandahs, LLP	FL
		LH Eastwind, LLC	FL

Securities	Issuer	Subsidiary Guarantor	State of Organization
		LHI Renaissance, LLC	FL
		LMI Contractors, LLC	DE
		LMI-JC Developer, LLC	DE
		LMI-JC, LLC	DE
		LMI-West Seattle, LLC	DE
		LNC at Meadowbrook, LLC	IL
		LNC at Ravenna, LLC	IL
		LNC Communities II, LLC	CO
		LNC Communities IV, LLC	CO
		LNC Communities V, LLC	CO
		LNC Communities VI, LLC	CO
		LNC Communities VII, LLC	CO
		LNC Communities VIII, LLC	CO
		LNC Pennsylvania Realty, Inc.	PA
		Lori Gardens Associates II, LLC	NJ
		Lori Gardens Associates III, LLC	NJ
		Lori Gardens Associates, L.L.C.	NJ
		Lorton Station, LLC	VA
		LW D’Andrea, LLC	DE
		Madrona Ridge L.L.C.	IL
		Madrona Village L.L.C.	IL
		Madrona Village Mews L.L.C.	IL
		Majestic Woods, LLC	NJ
		Mid-County Utilities, Inc.	MD
		Mission Viejo 12S Venture, LP	CA
		Mission Viejo Holdings, Inc.	CA
		NC Properties I, LLC	DE
		NC Properties II, LLC	DE
		Northbridge L.L.C.	IL
		OHC/Ascot Belle Meade, LLC	FL
		One SR, L.P.	TX
		Palm Gardens At Doral Clubhouse, LLC	FL
		Palm Gardens at Doral, LLC	FL
		Palm Vista Preserve, LLC	FL
		PD-Len Boca Raton, LLC	DE
		PG Properties Holding, LLC	NC
		Pioneer Meadows Development, LLC	NV
		Pioneer Meadows Investments, LLC	NV
		POMAC, LLC	MD
		Prestonfield L.L.C.	IL
		Providence Lakes, LLP	FL

Securities	Issuer	Subsidiary Guarantor	State of Organization
		PT Metro, LLC	DE
		Quarterra Construction, LLC	DE
		Quarterra Multifamily Communities, LLC	DE
		Raintree Village II L.L.C.	IL
		Raintree Village L.L.C.	IL
		Renaissance Joint Venture	FL
		Reserve @ Pleasant Grove II LLC	NJ
		Reserve @ Pleasant Grove LLC	NJ
		Reserve at River Park, LLC	NJ
		Rivendell Joint Venture	FL
		RMV, LLC	MD
		Rutenberg Homes of Texas, Inc.	TX
		Rutenberg Homes, Inc.	FL
		Rye Hill Company, LLC	NY
		Ryland Homes Nevada, LLC	DE
		Ryland Homes of California, LLC	DE
		S. Florida Construction II, LLC	FL
		S. Florida Construction III, LLC	FL
		S. Florida Construction, LLC	FL
		San Lucia, LLC	FL
		Schulz Ranch Developers, LLC	DE
		Seminole/70th, LLC	FL
		Siena at Old Orchard L.L.C.	IL
		Sierra Vista Communities, LLC.	CA
		South Development, LLC	FL
		Southbank Holding, LLC	FL
		Spanish Springs Development, LLC	NV
		SPIC Del Sur, LLC	DE
		SPIC Dublin, LLC	DE
		St. Charles Active Adult Community, LLC	MD
		St. Charles Community, LLC	DE
		Standard Pacific Investment, LLC	DE
		Standard Pacific of Colorado, LLC	DE
		Standard Pacific of Florida GP, LLC	DE
		Standard Pacific of Florida, LLC	FL
		Standard Pacific of Las Vegas, LLC	DE
		Standard Pacific of Orange County, LLC	DE
		Standard Pacific of Tampa, LLC	FL
		Standard Pacific of the Carolinas, LLC	DE
		Stoney Holdings, LLC	FL
		Stoneybrook Clubhouse, Inc.	FL

Securities	Issuer	Subsidiary Guarantor	State of Organization
		Stoneybrook Joint Venture	FL
		Strategic Holdings, Inc.	NV
		Strategic Technologies, LLC	FL
		Summerfield Venture L.L.C.	IL
		TCO QVI, LLC	DE
		Temecula Valley, LLC	DE
		Terra Division, LLC	MN
		TI Lot 8, LLC	DE
		The Baywinds Land Trust	FL
		The Bridges Club at Rancho Santa Fe, Inc.	CA
		The Bridges at Rancho Santa Fe Sales Company, Inc.	CA
		The LNC Northeast Group, Inc.	DE
		The Preserve at Coconut Creek, LLC	FL
		Treasure Island Holdings, LLC	DE
		Treviso Holding, LLC	FL
		U.S. Home of Arizona Construction, LLC	AZ
		U.S. Home Realty, Inc.	TX
		U.S. Home, LLC	DE
		U.S.H. Realty, Inc.	MD
		USH - Flag, LLC	FL
		USH Equity Corporation	NV
		USH Leasing II, LLC	DE
		USH LEE, LLC	FL
		UST Lennar GP PIS 10, LLC	DE
		UST Lennar GP PIS 7, LLC	DE
		UST Quarterra HW Scala SF Joint Venture	DE
		Vineyard Point 2009, LLC	CA
		WCI Communities, LLC	DE
		WCI, LLC	DE
		WCP, LLC	SC
		West Lake Village, LLC	NJ
		West Seattle Project X, LLC	DE
		West Van Buren L.L.C.	IL
		Westchase, Inc.	NV
		Willowbrook Investors, LLC	NJ
		Woodbridge Multifamily Developer I, LLC	DE
		Wright Farm, L.L.C.	VA